AMENDMENT NO. 1
TO
CREDIT AGREEMENT

THIS AMENDMENT NO. 1 TO CREDIT AGREEMENT (this “Amendment”) dated as of July 1, 2010, is by and among AMERIGAS PROPANE, L.P., a Delaware limited partnership (the “Borrower”), AMERIGAS PROPANE, INC., a Pennsylvania corporation (the “General Partner”), PETROLANE INCORPORATED, a Pennsylvania corporation (“Petrolane”; the General Partner and Petrolane are, on a joint and several basis, the “Guarantors”; the Borrower, the General Partner and Petrolane are, on a joint and several basis, the “Obligors”), CITIZENS BANK OF PENNSYLVANIA, as Syndication Agent, JPMORGAN CHASE BANK, N.A., as Documentation Agent, the several financial institutions from time to time party to the Credit Agreement (collectively, the “Banks”; individually, a “Bank”) and WELLS FARGO BANK, N.A. (as successor by merger to Wachovia Bank, National Association), as administrative agent for the Banks (the “Agent”).

WITNESSETH:

WHEREAS, the Borrower, the Guarantors, the Agent, and the Banks are parties to that certain Credit Agreement dated as of April 17, 2009 (as in effect on the date hereof, the “Credit Agreement”; terms used herein but not otherwise defined shall have the meanings ascribed to such terms in the Credit Agreement);

WHEREAS, the Borrower and Guarantors have requested that the Agent and the Banks agree to certain modifications to the terms of the Credit Agreement, including, without limitation, a request that the Termination Date be extended for a period of 364 days; and

WHEREAS, the Agent and the Banks have agreed to make such modifications on the terms and conditions set forth in this Amendment;

NOW THEREFORE, the parties hereto hereby agree as follows:

Section 1. Amendments. Subject to the satisfaction of the conditions precedent specified in Section 4 below, but effective as of the date hereof, the Credit Agreement shall be amended as follows:

1.01. Definitions.

(a) Section 1.1 of the Credit Agreement shall be amended by amending and restating the following definitions to read as follows:

“Applicable Margin” means

(i) with respect to Base Rate Loans, 2.00%; and

(ii) with respect to Eurodollar Rate Loans: 3.00%

“Termination Date” means the earlier to occur of:

(a) June 30, 2011; and

(b)	the date on which the Commitments terminate in accordance with the provisions of this Agreement.

1.02. Utilization of Existing Credit Agreement. Section 2.1(b) of the Credit Agreement shall be deleted in its entirety and the following is substituted in its place:

“(b) Intentionally omitted.”

1.03 Prepayment or Commitment Reductions Under Existing Credit Agreement. Section 2.7(a) of the Credit Agreement shall be deleted in its entirety and the following is substituted in its place:

“(a) Intentionally omitted.”

1.04 Utilization of Existing Credit Agreement. Section 5.2(d) of the Credit Agreement shall be deleted in its entirety and the following substituted in its place:

“(d) Intentionally omitted.”

Section 2. Up-Front Fee. On the closing date of this Amendment, the Borrower shall pay to the Agent, for the account of each Bank, an amount equal to .375% multiplied by the amount of such Bank’s Commitment (the “Up-Front Fees”).

Section 3. Representations and Warranties. The Borrower and each Guarantor represent and warrant to the Agent and each Bank that:

(a) It has taken all necessary action to authorize the execution, delivery and performance of this Amendment.

(b) This Amendment has been duly executed and delivered by the Borrower or Guarantor, as applicable, and constitutes its legal, valid and binding obligation, enforceable in accordance with its terms, except as such enforceability may be limited by (i) bankruptcy, insolvency, moratorium or similar laws affecting creditors’ rights generally and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity).

(c) No consent, approval or authorization of, or declaration or filing with, any Governmental Authority is required for the valid execution, delivery and performance of this Amendment.

(d) The representations and warranties set forth in Article VI of the Credit Agreement (Sections 6.1 through 6.14 and Sections 6.17 through 6.23 with respect to the Borrower; Section 6.15 (and such other Sections of Article VI that are expressly related to Petrolane) with respect to Petrolane; and Section 6.16 (and such other Sections of Article VI that are expressly related to the General Partner) with respect to the General Partner) are true and correct in all material respects on the date hereof as if made on and as of the date hereof (except to the extent such representations and warranties expressly relate to an earlier time or date, in which case they shall have been true and correct in all material respects as of such earlier time or date) and as if each reference in said Article VI to “this Agreement” includes reference to this Amendment and the Credit Agreement as amended by this Amendment.

(e) There has occurred since March 31, 2010, no event or circumstance that has resulted in, or presents a reasonable likelihood of having, a Material Adverse Effect.

(f) No Default or Event of Default under the Credit Agreement has occurred and is continuing on the date hereof (before and after giving effect to the Amendment).

(g) There are no set-offs or defenses against the Notes, the Credit Agreement as amended by this Amendment or any other Loan Document.

Section 4. Conditions Precedent. The effectiveness of this Amendment is subject to the satisfaction of the following conditions precedent:

4.01. Execution. This Amendment shall have been executed and delivered by the Borrower, the Guarantors, the Agent and the Banks, and the Consent attached hereto (the “Consent”) shall have been executed and delivered by the Restricted Subsidiaries listed therein.

4.02. Documents. The Agent shall have received the following documents, each of which shall be in form and substance satisfactory to the Agent:

(a) Resolutions; Incumbency.

(i) Copies of partnership authorizations and resolutions of the board of directors, as applicable, of the Borrower, each Guarantor and each Restricted Subsidiary party to the Consent authorizing the transactions contemplated hereby to which it is a party, certified as of the date hereof by the Secretary or an Assistant Secretary of such Person; and

(ii) A certificate of the Secretary or Assistant Secretary of the Borrower, each Guarantor and each Restricted Subsidiary party to the Consent certifying the names and true signatures of its officers authorized to execute, deliver and perform, as applicable, on behalf of such Person, the Loan Documents to which it is a party.

(b) Good Standing. A good standing certificate for the Borrower, each Guarantor and each Restricted Subsidiary party to the Consent from the Secretary of State of its state of incorporation or organization, as applicable (in no case earlier than 60 days prior to the date hereof).

(c) Legal Opinions. An opinion of Morgan, Lewis & Bockius LLP, special counsel for the Borrower, each Guarantor and each Restricted Subsidiary party to the Consent, in form and substance reasonably satisfactory to the Agent.

(d) Other Documents. Such other approvals, opinions, documents or materials as the Agent may reasonably request.

4.03. Fees. Receipt by the Agent of all fees required to be received in connection with this Amendment, including, without limitation, the Up-Front Fees payable to the Agent for the account of the Banks.

Section 5. Expenses. The Borrower shall pay (a) all out-of-pocket expenses of the Agent (including reasonable fees and disbursements of counsel for the Agent) in connection with the preparation of this Amendment and any other instruments or documents to be delivered hereunder, any waiver or consent hereunder or thereunder or any amendment hereof or thereof; and (b) all out-of-pocket expenses incurred by the Agent and each of the Banks, including fees and disbursements of counsel for the Agent and each Bank, in connection with any Event of Default and collection and other enforcement proceedings resulting therefrom, including out-of-pocket expenses incurred in enforcing the Credit Agreement as amended by this Amendment, and the other Loan Documents.

Section 6. General. References (i) in the Credit Agreement (including references to the Credit Agreement as amended hereby) to “this Agreement” (and indirect references such as “hereunder,” “hereof” and words of like import referring to the Credit Agreement), and (ii) in the other Loan Documents to “the Credit Agreement” and “the Agreement” (and indirect references such as “thereunder,” “thereof” and words of like import referring to the Credit Agreement) shall be deemed to be references to the Credit Agreement as amended by this Amendment.

Section 7. Miscellaneous. Except as herein provided, the Credit Agreement and all other Loan Documents shall remain unchanged and shall continue to be in full force and effect and are hereby ratified and confirmed in all respects. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same amendatory instrument, and any of the parties hereto may execute this Amendment by signing any such counterpart. Delivery of an executed counterpart of a signature page to this Amendment by telefacsimile or by email in portable document format (“.pdf”) shall constitute delivery of a manually executed counterpart of this Amendment. This Amendment shall be governed by, and construed in accordance with, the law of the State of New York.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the day and year first above written.

BORROWER:

AMERIGAS PROPANE, L.P.

By:	AMERIGAS PROPANE, INC., as General Partner
By:

Name: Robert W. Krick

Title: Vice President and Treasurer

GUARANTORS:

AMERIGAS PROPANE, INC.

By:
Name: Robert W. Krick
Title: Vice President and Treasurer

PETROLANE INCORPORATED

By:
Name: Robert W. Krick
Title: Vice President and Treasurer

WELLS FARGO BANK, N.A. (as successor by

merger to Wachovia Bank, National Association), as Agent and as a Bank

By:
Name: Allison Newman
Title: Vice President

CITIZENS BANK OF PENNSYLVANIA,

as Syndication Agent and as a Bank

By:
Name:
Title:

JPMORGAN CHASE BANK, N.A.,

as Documentation Agent and as a Bank

By:
Name:
Title:

CONSENT

Each of the undersigned hereby acknowledges receipt of the foregoing Amendment and hereby acknowledges and reaffirms that its Subsidiary Guarantee shall remain in full force and effect and is hereby ratified and confirmed in all respects notwithstanding the execution of such Amendment and the consummation of the transactions described or otherwise contemplated therein. Each of the undersigned hereby acknowledges, confirms and ratifies its obligations under the Subsidiary Guarantee are valid and binding obligations upon it. Each of the undersigned further acknowledges that it possesses no defense, offset, counterclaim, or cross-claim whatsoever to the enforcement of such Subsidiary Guarantee.

Date: July 1, 2010

AMERIGAS PROPANE PARTS & SERVICE, INC.

By:
Name: Robert W. Krick
Title: Vice President and Treasurer

AMERIGAS EAGLE PROPANE, INC.

By:
Name: Robert W. Krick
Title: Vice President and Treasurer

AMERIGAS EAGLE HOLDINGS, INC.

By:
Name: Robert W. Krick
Title: Vice President and Treasurer

AMERIGAS EAGLE PROPANE, L.P.

By: AMERIGAS EAGLE HOLDINGS, INC., its general partner

By:
Name: Robert W. Krick
Title: Vice President and Treasurer

AMERIGAS EAGLE PARTS & SERVICE, INC.

By:
Name: Robert W. Krick
Title: Vice President and Treasurer